Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR-END 2022 FINANCIAL RESULTS,
ISSUES 2023 GUIDANCE, ANNOUNCES SALE OF ITS PERSONAL CARE LINE OF BUSINESS AND SIGNS INNOVATIVE PALLIATIVE CARE AT HOME PARTNERSHIP WITH BLUECROSS BLUESHIELD OF TENNESSEE

BATON ROUGE, Louisiana (February 15, 2023) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period and year ended December 31, 2022.
Three-Month Periods Ended December 31, 2022 and 2021

◦Net service revenue increased $2.7 million to $562.0 million compared to $559.3 million in 2021.
◦Net income attributable to Amedisys, Inc. of $31.7 million compared to $34.0 million in 2021.
◦Net income attributable to Amedisys, Inc. per diluted share of $0.97 compared to $1.04 in 2021.

Adjusted Quarterly Results*

•Adjusted EBITDA of $59.9 million compared to $64.8 million in 2021.
•Adjusted net service revenue of $562.0 million compared to $559.3 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. of $38.0 million compared to $38.8 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.16 compared to $1.18 in 2021.

Years Ended December 31, 2022 and 2021

◦Net service revenue increased $9.1 million to $2,223.2 million compared to $2,214.1 million in 2021.
◦Net income attributable to Amedisys, Inc. of $118.6 million compared to $209.1 million in 2021.
◦Net income attributable to Amedisys, Inc. per diluted share of $3.63 compared to $6.34 in 2021.

Adjusted Year End Results*

•Adjusted EBITDA of $262.1 million compared to $299.6 million in 2021.
•Adjusted net service revenue of $2,232.5 million compared to $2,207.6 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. of $163.4 million compared to $196.1 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $5.01 compared to $5.95 in 2021.

* See pages 2 and 14-16 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
2023 Guidance
•Adjusted net service revenue is anticipated to be in the range of $2.244 billion to $2.274 billion.
•Adjusted EBITDA is anticipated to be in the range of $230 million to $240 million.
•Adjusted diluted earnings per share is anticipated to be in the range of $4.13 to $4.36 based on an estimated 32.9 million shares outstanding.
This guidance excludes the effects of any future acquisitions and potential share repurchases, if any are made.

Personal Care Divestiture
On February 10, 2023, we signed a definitive agreement to sell our personal care line of business (excluding the Florida operations). The divestment is expected to close during the second quarter of 2023.
BlueCross BlueShield of Tennessee Palliative Care Partnership
We also announced a new agreement between Contessa Health Management, LLC, an Amedisys subsidiary, and BlueCross BlueShield of Tennessee to provide members in Middle Tennessee with palliative care in the comfort of their home.

Paul B. Kusserow, Chairman and Chief Executive Officer stated, "I am very pleased with the way we closed out 2022 and thankful for the efforts of our nearly 20,000 associates who helped to deliver a strong quarter of performance. 2022 was a tumultuous year, but we are building momentum and have started 2023 off on the right foot. Our focus on people, growth, clinical optimization and Contessa will pay dividends as we progress throughout 2023, and our commitment to our patients and the highest quality care will help to further differentiate Amedisys. I am also thrilled to announce that we have signed an innovative partnership with BlueCross BlueShield of Tennessee to provide palliative care at home. This partnership is the first true example of the power of a combined Amedisys and Contessa platform, and we are excited to be able to expand our care continuum to best serve BlueCross BlueShield’s membership. Finally, we announced that we will be divesting our personal care line of business. We are committed to building personal care networks and look forward to the continued engagement with our network partners. 2023 will be an exciting year for Amedisys, and we look forward to consistency in our performance, continued innovation across all our lines of business and expanding our reach so that more patients can receive care where they want it most, their homes."
We urge caution in considering the current trends and 2023 guidance disclosed in this press release. The home health, hospice, personal care and high acuity care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.
Earnings Call and Webcast Information
Amedisys will host a conference call on Thursday, February 16, 2023, at 11:00 a.m. ET to discuss its fourth quarter and year-end results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through March 16, 2022 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13735891.
A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.
Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice, personal care and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care, recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease, or hospice care at the end of life. Over 3,000 hospitals and 102,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 20,000 employees in 532 care centers within 37 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 465,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors or payment methodologies; changes in the case mix of our patients; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; the impact of the novel coronavirus pandemic ("COVID-19"), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.
Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
Nick Muscato                    Kendra Kimmons
Chief Strategy Officer             Vice President, Marketing & Communications
(615) 928-5452             (225) 299-3720
IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
	(Unaudited)
Net service revenue	$562,064	$559,317	$2,223,199	$2,214,112
Other operating income	—	—	—	13,300
Cost of service, excluding depreciation and amortization	317,167	317,168	1,260,425	1,233,356
General and administrative expenses:
Salaries and benefits	132,003	125,185	508,791	474,718
Non-cash compensation	570	5,949	16,560	23,809
Other	60,856	53,718	228,707	212,713
Depreciation and amortization	5,230	9,138	24,935	30,901
Impairment charge	—	—	3,009	—
Operating expenses	515,826	511,158	2,042,427	1,975,497
Operating income	46,238	48,159	180,772	251,915
Other income (expense):
Interest income	70	—	178	49
Interest expense	(5,781)	(2,791)	(22,228)	(9,525)
Equity in earnings (loss) from equity method investments	397	1,017	(45)	4,949
Gain on equity method investments	—	6	—	31,098
Miscellaneous, net	412	492	1,567	1,745
Total other (expense) income, net	(4,902)	(1,276)	(20,528)	28,316
Income before income taxes	41,336	46,883	160,244	280,231
Income tax expense	(9,790)	(12,873)	(42,545)	(70,065)
Net income	31,546	34,010	117,699	210,166
Net loss (income) attributable to noncontrolling interests	171	37	910	(1,094)
Net income attributable to Amedisys, Inc.	$31,717	$34,047	$118,609	$209,072
Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.98	$1.04	$3.65	$6.41
Weighted average shares outstanding	32,511	32,594	32,517	32,642
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.97	$1.04	$3.63	$6.34
Weighted average shares outstanding	32,602	32,823	32,653	32,972

AMEDISYS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	As of December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$40,540	$42,694
Restricted cash	13,593	3,075
Patient accounts receivable	296,785	274,961
Prepaid expenses	11,628	10,356
Other current assets	26,415	25,598
Total current assets	388,961	356,684
Property and equipment, net of accumulated depreciation of $101,364 and $96,937	16,026	18,435
Operating lease right of use assets	102,856	101,257
Goodwill	1,287,399	1,196,090
Intangible assets, net of accumulated amortization of $14,604 and $19,900	101,167	111,190
Deferred income tax assets	—	289
Other assets	79,836	73,023
Total assets	$1,976,245	$1,856,968
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$43,735	$38,217
Payroll and employee benefits	125,387	141,001
Accrued expenses	137,390	150,836
Current portion of long-term obligations	15,496	12,995
Current portion of operating lease liabilities	33,521	31,233
Total current liabilities	355,529	374,282
Long-term obligations, less current portion	419,420	432,075
Operating lease liabilities, less current portion	69,504	69,309
Deferred income tax liabilities	20,411	—
Other long-term obligations	4,808	4,979
Total liabilities	869,672	880,645
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,891,186 and 37,674,868 shares issued; and 32,518,278 and 32,509,969 shares outstanding	38	38
Additional paid-in capital	755,063	728,118
Treasury stock at cost, 5,372,908 and 5,164,899 shares of common stock	(461,200)	(435,868)
Retained earnings	757,672	639,063
Total Amedisys, Inc. stockholders’ equity	1,051,573	931,351
Noncontrolling interests	55,000	44,972
Total equity	1,106,573	976,323
Total liabilities and equity	$1,976,245	$1,856,968

AMEDISYS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
	(Unaudited)
Cash Flows from Operating Activities:
Net income	$31,546	$34,010	$117,699	$210,166
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,230	9,138	24,935	30,901
Non-cash compensation	570	5,949	16,560	23,809
Amortization and impairment of operating lease right of use assets	11,247	10,183	46,029	40,364
Loss (gain) on disposal of property and equipment	12	(60)	519	(124)
Gain on equity method investments	—	(6)	—	(31,098)
Deferred income taxes	4,346	9,853	23,377	44,582
Equity in (earnings) loss from equity method investments	(397)	(1,017)	45	(4,949)
Amortization of deferred debt issuance costs/debt discount	248	248	991	917
Return on equity method investments	1,365	1,075	5,163	5,343
Impairment charge	—	—	3,009	—
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	4,036	(392)	(14,230)	(18,030)
Other current assets	16,404	(5,983)	(3,525)	(12,202)
Other assets	155	(79)	438	(1,017)
Accounts payable	(992)	(3,161)	4,894	(4,353)
Accrued expenses	(12,592)	(17,552)	(39,382)	(26,915)
Other long-term obligations	(9,065)	(27,011)	(8,822)	(28,796)
Operating lease liabilities	(10,311)	(9,273)	(41,175)	(36,645)
Operating lease right of use assets	(919)	(756)	(3,242)	(3,060)
Net cash provided by operating activities	40,883	5,166	133,283	188,893
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	163	9	252	135
Proceeds from the sale of property and equipment	—	4	66	144
Purchases of property and equipment	(1,827)	(1,115)	(6,165)	(6,302)
Investments in technology assets	(202)	(272)	(1,050)	(419)
Investment in equity method investee	—	(200)	(637)	(200)
Purchase of cost method investment	—	(5,000)	(15,000)	(5,000)
Acquisitions of businesses, net of cash acquired	—	(5,093)	(71,952)	(269,965)
Net cash used in investing activities	(1,866)	(11,667)	(94,486)	(281,607)
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	1,226	348	2,304	2,054
Proceeds from issuance of stock to employee stock purchase plan	991	946	3,848	3,968
Shares withheld to pay taxes on non-cash compensation	(32)	(204)	(7,981)	(16,898)
Noncontrolling interest contributions	1,401	250	3,501	250
Noncontrolling interest distributions	(136)	(494)	(1,561)	(1,747)
Proceeds from sale of noncontrolling interest	1,876	—	5,817	—
Proceeds from borrowings under term loan	—	—	—	290,312
Proceeds from borrowings under revolving line of credit	50,500	—	534,500	500,700
Repayments of borrowings under revolving line of credit	(69,000)	—	(534,500)	(551,700)
Principal payments of long-term obligations	(3,170)	(3,250)	(13,296)	(9,143)
Debt issuance costs	—	—	—	(2,792)
Provider relief fund advance	—	(58,535)	—	(60,000)
Purchase of company stock	—	(14,999)	(17,351)	(99,878)
Payment of accrued contingent consideration	—	—	(5,714)	—
Net cash (used in) provided by financing activities	(16,344)	(75,938)	(30,433)	55,126
Net increase (decrease) in cash, cash equivalents and restricted cash	22,673	(82,439)	8,364	(37,588)
Cash, cash equivalents and restricted cash at beginning of period	31,460	128,208	45,769	83,357
Cash, cash equivalents and restricted cash at end of period	$54,133	$45,769	$54,133	$45,769

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
	(Unaudited)
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$5,786	$1,812	$14,939	$5,291
Cash paid for Infinity ZPIC interest	$1,211	$—	$12,755	$—
Cash paid for income taxes, net of refunds received	$431	$8,615	$24,013	$34,097
Supplemental Disclosures of Non-Cash Activity:
Accrued contingent consideration	$—	$—	$19,195	$—
Noncontrolling interest contribution	$—	$—	$8,900	$—
Days revenue outstanding (1)	46.1	43.2	46.1	43.2

(1) Our calculation of days revenue outstanding at December 31, 2022 and 2021 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended December 31, 2022 and 2021, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$222.8	$230.1
Non-Medicare	119.8	107.2
Net service revenue	342.6	337.3
Cost of service	195.7	193.1
Gross margin	146.9	144.2
Depreciation and amortization	0.7	1.0
Other general and administrative expenses	89.1	84.7
Operating income	$57.1	$58.5
Same Store Growth (1):
Medicare revenue	(6%)	1%
Non-Medicare revenue	8%	6%
Total admissions	5%	2%
Total volume (2)	1%	2%
Key Statistical Data - Total (3):
Admissions	94,365	87,142
Recertifications	44,546	46,390
Total volume	138,911	133,532

Medicare completed episodes	75,835	78,693
Average Medicare revenue per completed episode (4)	$2,989	$2,951
Medicare visits per completed episode (5)	12.5	13.7

Visiting clinician cost per visit	$103.83	$98.16
Clinical manager cost per visit	11.73	10.39
Total cost per visit	$115.56	$108.55
Visits	1,693,215	1,778,512

	For the Years Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$891.3	$914.5
Non-Medicare	464.2	439.3
Net service revenue	1,355.5	1,353.8
Other operating income	—	7.3
Cost of service	769.0	756.6
Gross margin	586.5	604.5
Depreciation and amortization	4.0	4.3
Other general and administrative expenses	348.5	328.5
Operating income	$234.0	$271.7
Same Store Growth (1):
Medicare revenue	(5%)	8%
Non-Medicare revenue	2%	9%
Total admissions	3%	6%
Total volume (2)	—%	5%
Key Statistical Data - Total (3):
Admissions	374,631	353,075
Recertifications	178,101	183,134
Total volume	552,732	536,209

Medicare completed episodes	304,012	311,531
Average Medicare revenue per completed episode (4)	$3,010	$2,959
Medicare visits per completed episode (5)	12.9	13.9

Visiting clinician cost per visit	$99.90	$93.44
Clinical manager cost per visit	11.08	9.75
Total cost per visit	$110.98	$103.19
Visits	6,929,137	7,331,935
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, start-ups and denovos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the suspension of sequestration for the period January 1, 2021 through March 31, 2022 and the reinstatement of sequestration at 1% effective April 1, 2022 and at 2% effective July 1, 2022.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$186.3	$193.9
Non-Medicare	11.3	11.0
Net service revenue	197.6	204.9
Cost of service	103.3	110.8
Gross margin	94.3	94.1
Depreciation and amortization	0.6	0.7
Other general and administrative expenses	51.3	54.0
Operating income	$42.4	$39.4
Same Store Growth (1):
Medicare revenue	(4%)	—%
Hospice admissions	(8%)	(1%)
Average daily census	(2%)	(4%)
Key Statistical Data - Total (2):
Hospice admissions	12,629	13,857
Average daily census	12,878	13,237
Revenue per day, net	$166.82	$168.24
Cost of service per day	$87.21	$91.01
Average discharge length of stay	94	90

	For the Years Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$744.1	$750.1
Non-Medicare	43.7	41.7
Net service revenue	787.8	791.8
Other operating income	—	6.0
Cost of service	426.5	425.2
Gross margin	361.3	372.6
Depreciation and amortization	2.3	2.7
Other general and administrative expenses	203.3	198.4
Operating income	$155.7	$171.5
Same Store Growth (1):
Medicare revenue	(1%)	—%
Hospice admissions	(1%)	2%
Average daily census	(1%)	(4%)
Key Statistical Data - Total (2):
Hospice admissions	52,656	53,507
Average daily census	13,091	13,271
Revenue per day, net	$164.88	$163.47
Cost of service per day	$89.26	$87.77
Average discharge length of stay	91	94
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	15.9	15.1
Net service revenue	15.9	15.1
Cost of service	12.3	11.7
Gross margin	3.6	3.4
Depreciation and amortization	—	—
Other general and administrative expenses	2.3	2.4
Operating income	$1.3	$1.0
Key Statistical Data - Total:
Billable hours	453,644	500,546
Clients served	7,720	7,867
Shifts	193,220	215,167
Revenue per hour	$35.07	$30.09
Revenue per shift	$82.34	$69.99
Hours per shift	2.3	2.3

	For the Years Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	61.4	65.0
Net service revenue	61.4	65.0
Cost of service	46.7	49.1
Gross margin	14.7	15.9
Depreciation and amortization	0.1	0.2
Other general and administrative expenses	9.2	11.2
Operating income	$5.4	$4.5
Key Statistical Data - Total:
Billable hours	1,851,563	2,275,511
Clients served	10,448	12,074
Shifts	791,596	974,409
Revenue per hour	$33.15	$28.54
Revenue per shift	$77.55	$66.66
Hours per shift	2.3	2.3

Segment Information - High Acuity Care

	For the Three-Month Periods Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$1.9	$—
Non-Medicare	4.0	2.0
Net service revenue	5.9	2.0
Cost of service	5.9	1.6
Gross margin	—	0.4
Depreciation and amortization	0.9	0.8
Other general and administrative expenses	8.3	6.1
Operating loss	$(9.2)	$(6.5)
Key Statistical Data - Total:
Full risk admissions	108	61
Limited risk admissions	374	225
Total admissions	482	286

Full risk revenue per episode	$12,282	$11,565
Limited risk revenue per episode	$5,545	$5,740

Number of admitting joint ventures (1)	8	7

	For the Years Ended December 31,
	2022	2021
Financial Information (in millions):
Medicare	$5.2	$—
Non-Medicare	13.3	3.5
Net service revenue	18.5	3.5
Cost of service	18.2	2.5
Gross margin	0.3	1.0
Depreciation and amortization	3.3	1.3
Impairment charge	3.0	—
Other general and administrative expenses	33.1	10.0
Operating loss	$(39.1)	$(10.3)
Key Statistical Data - Total:
Full risk admissions	448	107
Limited risk admissions	1,142	413
Total admissions	1,590	520

Full risk revenue per episode	$11,273	$10,457
Limited risk revenue per episode	$5,553	$5,693

Number of admitting joint ventures (1)	8	7
(1)Prior year count has been recast to include admitting joint ventures only.

Segment Information - Corporate

	For the Three-Month Periods Ended December 31,
	2022	2021
Financial Information (in millions):
Other general and administrative expenses	$42.3	$37.6
Depreciation and amortization	3.0	6.6
Total operating expenses	$45.3	$44.2

	For the Years Ended December 31,
	2022	2021
Financial Information (in millions):
Other general and administrative expenses	$160.0	$163.1
Depreciation and amortization	15.2	22.4
Total operating expenses	$175.2	$185.5

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc.	$31,717	$34,047	$118,609	$209,072
Add:
Income tax expense	9,790	12,873	42,545	70,065
Interest expense, net	5,711	2,791	22,050	9,476
Depreciation and amortization	5,230	9,138	24,935	30,901
Certain items (1)	7,441	6,412	58,361	(18,028)
Interest component of certain items (1)	—	(451)	(4,445)	(1,888)
Adjusted EBITDA (2) (7)	$59,889	$64,810	$262,055	$299,598

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Net service revenue	$562,064	$559,317	$2,223,199	$2,214,112
Add:
Certain items (1)	—	—	9,305	(6,541)
Adjusted net service revenue (3) (7)	$562,064	$559,317	$2,232,504	$2,207,571

Adjusted Other Operating Income Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Other operating income	$—	$—	$—	$13,300
Add:
Certain items (1)	—	—	—	(13,300)
Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc.	$31,717	$34,047	$118,609	$209,072
Add:
Certain items (1)	6,251	4,764	44,838	(12,923)
Adjusted net income attributable to Amedisys, Inc. (5) (7)	$37,968	$38,811	$163,447	$196,149

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.97	$1.04	$3.63	$6.34
Add:
Certain items (1)	0.19	0.15	1.37	(0.39)
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.16	$1.18	$5.01	$5.95

(1) The following details the certain items for the three-month periods and years ended December 31, 2022 and 2021:

Certain Items:

	For the Three-Month Period Ended December 31, 2022	For the Year Ended December 31, 2022
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$9,305
Certain Items Impacting Cost of Service:
COVID-19 costs	1,510	8,747
Clinical optimization and reorganization costs	33	1,382
Fuel supplement	261	3,576
Integration costs	—	1,712
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	1,443	11,298
COVID-19 costs	107	503
Executive Board of Directors transition award	—	3,500
Severance	993	993
Legal fees - non-routine	—	241
Clinical optimization and reorganization costs	2,247	5,792
Legal settlement	—	(1,058)
Fuel supplement	33	251
Investment impairment	—	3,009
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	—	4,445
Other (income) expense, net	814	4,665
Total	$7,441	$58,361
Net of tax	$6,251	$44,838
Diluted EPS	$0.19	$1.37

	For the Three-Month Period Ended December 31, 2021	For the Year Ended December 31, 2021
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$(6,541)
Certain Items Impacting Other Operating Income:
CARES Act funds	—	(13,300)
Certain Items Impacting Cost of Service:
COVID-19 costs	4,323	20,780
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	1,310	7,559
COVID-19 costs	140	716
Pre-acquisition legal settlement	—	1,825
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	451	1,888
Other (income) expense, net	188	(30,955)
Total	$6,412	$(18,028)
Net of tax	$4,764	$(12,923)
Diluted EPS	$0.15	$(0.39)

(2)    Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3) Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4) Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)    Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(7)    Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.